Exhibit 10.14

STOCKHOLDERS AGREEMENT

GLOBAL GEOPHYSICAL SERVICES, INC.

Dated as of November 30, 2006

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Table of Contents

(continued)

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STOCKHOLDERS AGREEMENT

STOCKHOLDERS AGREEMENT, dated as of November 30, 2006 (this “Agreement”), among Global Geophysical Services, Inc., a Delaware corporation (the “Company”), Kelso Investment Associates VI, L.P., a Delaware limited partnership (“KIA”) and KEP VI, LLC, a Delaware limited liability company (“KEP” and together with KIA, “Kelso”), those individuals or entities who are listed on Schedule A (collectively, the “Outside Stockholders”), those present and former employees of the Company or its subsidiaries and those affiliates of such persons who are listed on Schedule B (collectively, the “Company Stockholders”; and together with the Outside Stockholders, the “Non-Kelso Stockholders”; and the Non-Kelso Stockholders, together with Kelso, are hereinafter referred to as the “Stockholders”).  Capitalized terms used herein without definition are defined in Section 24.

The parties hereto agree as follows:

1.             Restrictions on Transfer of Capital Stock.

1.1           Restriction on Transfers by the Company Stockholders.  No shares of Capital Stock now or hereafter owned by any Company Stockholder, nor any interest therein nor any rights relating thereto, may be Transferred, provided, that shares of Capital Stock may be Transferred (a) pursuant to Section 1.2 (“Permitted Pledges”), (b) pursuant to Section 1.3 (“Estate Planning Transfers”), (c) pursuant to Section 3.1 (“Tag-Along Rights”), (d) as part of a registered offering pursuant to Section 7, (e) in any 12-month period commencing on the first anniversary of this Agreement, in an amount that is less than eight percent (8%) of the number of shares of Capital Stock held by such Company Stockholder and his, her or its Affiliates as of the beginning of such 12 month period and (f) as a charitable contribution to an organization exempt from taxation pursuant to Section 503(c) of the Internal Revenue Code, provided that such contribution has been approved in advance by the Board (excluding such Company Stockholder and any Affiliate of such Company Stockholder, if applicable), acting reasonably.

1.2           Permitted Pledges.  A Company Stockholder may pledge any or all shares of Capital Stock now or hereafter owned by him or her, or grant a security interest therein to secure indebtedness of such Stockholder owing to a bank or other financial institution, in either case on terms and conditions approved by the Board (excluding such Company Stockholder and other members of the Board who are designees of the Company Stockholders), provided, however, that any pledgee pursuant to this section 1.2 shall acquire only a security interest in such shares of Capital Stock entitling such pledgee to (i) the proceeds from any sale of such shares made in compliance with the terms of this Agreement and (ii) any proceeds of any distribution to stockholders on account of the Capital Stock in any liquidation as a result of any bankruptcy proceeding or the winding up of affairs of the Company, and in no event shall such pledgee be entitled to foreclose upon and receive title to such shares or any other rights incident thereto other than those specified above.  The pledge agreements or other related financing agreements of any Company Stockholder shall be subject to and acknowledge the rights of the Company and the other Stockholders set forth herein and shall acknowledge the restrictions imposed on the pledgee’s security interest pursuant to this Section 1.2.

1.3           Estate Planning Transfers.  Shares of Capital Stock held by Company Stockholders may be Transferred for estate-planning purposes of such Company Stockholder, if authorized by the prior written approval of the Board (excluding such Company Stockholder and any Affiliate of such Company Stockholder, if applicable), acting reasonably, to (i) a trust under which the distribution of the shares of Capital Stock may be made only to beneficiaries who are such Company Stockholder, his or her spouse, his or her parents, members of his or her immediate family or his or her lineal descendants, (ii) a charitable remainder trust, the income from which will be paid to such Company Stockholder during his or her life, (iii) a corporation, the stockholders of which are only such Company Stockholder, his or her spouse, his or her parents, members of his or her immediate family or his or her lineal descendants or (iv) a partnership or limited liability company, the partners or members of which are only such Company Stockholder, his or her spouse, his or her parents, members of his or her immediate family or his or her lineal descendants.

2.             Right of First Refusal.

(a)           Procedure.  If an Outside Stockholder (the “Offering Stockholder”) shall receive a bona fide offer or offers from a third party or parties to purchase any shares of Capital Stock, then prior to selling such shares of Capital Stock to such third party or parties such Offering Stockholder shall deliver to the Company a letter signed by such Offering Stockholder (an “Offer”) setting forth:

(i)            the name of the third party or parties;

(ii)           the prospective purchase price per share of Capital Stock;

(iii)          all material terms and conditions contained in the offer of the third party or parties;

(iv)          the Offering Stockholder’s offer (irrevocable by its terms for 30 days following receipt) to sell to the Company all (but not less than all) of the shares of Capital Stock covered by the offer of the third party or parties, for a purchase price per share and on other terms and conditions not less favorable to the Company than those contained in the offer of the third party or parties; and

(v)           closing arrangements and a closing date (not less than 30 nor more than 90 days following the date of such letter) for any purchase and sale that may be effected by the Company.

(b)           Effecting Sales.  After the receipt of the Offer, the Company shall have a 30-day period in which to determine whether to purchase all (but not less than all) of the shares covered by the Offer on the terms set forth therein (or assign the right to purchase the shares to Kelso or an Affiliate of Kelso in accordance with Section 2(c)).

If the Company (or Kelso or an Affiliate of Kelso pursuant to Section 2(c)) fails to accept the Offer within such 30-day period or fails to consummate the closing of the purchase of the shares covered by the Offer within the time period set forth therein, then the Offering Stockholder shall have the right to sell to the third party or parties identified in such Offer all (but not less than all) of the shares of Capital Stock covered by the Offer, for the purchase price and on the other terms and conditions contained in the Offer.  If the Offering Stockholder has not signed a binding purchase agreement (subject to customary closing conditions) with such third party or parties within 30 days after the expiration of such 30-day period or if such sale has not been completed within 60 days (or such later date as is necessary to obtain all requisite governmental and regulatory approvals and consents) after the expiration of such 30-day period, the shares of Capital Stock covered by such Offer may not thereafter be sold by the Offering Stockholder unless the procedures set forth in this Section 2 shall have again been complied with.

(c)           Assignment by the Company.  If the Company is not going to purchase all of the shares of Capital Stock covered by the Offer, then the Company shall, within five days following the date of the Offer, notify Kelso of such Offer and make available to Kelso the right to purchase all of the shares covered by the Offer which are not being purchased by the Company.  Kelso shall have the right to assign to one or more of its Affiliates all or any of its rights to purchase Capital Stock pursuant to this Section 2(c).  Notwithstanding the foregoing, in no event shall the Company, Kelso or any Affiliate of Kelso be entitled to purchase any shares of Capital Stock pursuant to this Section 2 unless all of the shares of Capital Stock covered by the Offer are purchased.  Any purchases made by Kelso or any Affiliate of Kelso hereunder shall be made in accordance with Section 2(b).

3.             Tag-Along Rights.

3.1           Tag Along Rights.  Without limiting the transfer restrictions and right of first refusal obligations in Sections 1 and 2, in the event that at any time any Eligible Stockholder proposes to sell shares of Capital Stock owned by such Stockholder and/or its Affiliates (a “Selling Stockholder”) to any person (a “Proposed Purchaser”), other than any Transfer (i) pursuant to a Registration or Rule 144 or (ii) to an Affiliate or

(iii) in the case of a Company Stockholder, a Transfer permitted under Section 1.1, such Selling Stockholder then such Selling Stockholder will promptly provide the Company written notice (a “Sale Notice”) of such proposed sale (a “Proposed Sale”) and the material terms of the Proposed Sale as of the date of Sale Notice (the “Material Terms”), including the aggregate number of shares of Capital Stock the Proposed Purchaser is willing to purchase.  The Company shall within two business days thereafter forward such Sale Notice to all Eligible Stockholders.  If within 15 days of the mailing of the Preferred Stock Sale Notice, the Selling Stockholder receives a written request (a “Stockholder Sale Request”) to include shares of Capital Stock held by one or more Eligible Stockholders in the Proposed Sale, the Capital Stock so held by such Eligible Stockholders shall be so included as provided therein; provided, however, that any Sale Request shall be irrevocable unless (x) there shall be a material adverse change in the Material Terms or (y) otherwise mutually agreed to in writing by Kelso.

3.2           Number of Shares.  The number of shares of Capital Stock that any Eligible Stockholder will be permitted to include in a Proposed Sale on a pro rata basis pursuant to a Sale Request will be equal to the product of (i) (A) the number of shares of Capital Stock held by such Eligible Stockholder divided by (B) the number of shares of Capital Stock held by all Eligible Stockholders participating in such Proposed Sale and (ii) the aggregate number of shares of Capital Stock proposed to be sold in such Proposed Sale.

3.3           Terms and Conditions.  Shares of Capital Stock subject to a Sale Request will be included in a Proposed Sale pursuant hereto and to any agreement with the Proposed Purchaser relating thereto, on the same terms and subject to the same conditions applicable to the shares of Capital Stock which the Selling Stockholder proposes to sell in the Proposed Sale.  Such terms and conditions shall include, without limitation, (i) the sale consideration (which shall be reduced by the fees and expenses incurred by the Selling Stockholder in connection with the Proposed Sale) and (ii) the provision of information, representations, warranties, covenants and requisite indemnifications; provided, however, that (x) any representations and warranties relating specifically to any Eligible Stockholder shall only be made by that Eligible Stockholder; (y) any indemnification provided by the Stockholders shall be based on the number of shares of Capital Stock being sold by each Eligible Stockholder in the Proposed Sale, either on a several, not joint, basis or solely with recourse to an escrow established for the benefit of the Proposed Purchaser, and (z) that the form of consideration to be received by the Selling Stockholder in connection with the Proposed Sale may be different from that received by the other participating Stockholders so long as the per share value of the consideration to be received by the Selling Stockholder is the same or less than that to be received by the other participating Stockholders (as reasonably determined by the Board of Directors of the Company).

4.               Company Sale.

(a)           If a Company Sale has not occurred between the Closing Date and the seventh anniversary of the Closing Date, Kelso may, at any time following such seventh anniversary of the Closing Date, notify the Company in writing that they wish the Company to initiate a Company Sale Process (such notice, a “Company Sale Notice”), and the Company shall mail a copy of such notice to the other Stockholders notice to the Outside Stockholders.  After receipt of a Company Sale Notice, the Board and the Company shall initiate a Company Sale Process as soon as practicable.  The Board and the Company shall, consult regularly and in good faith with Kelso regarding the status of the Company Sale Process The Company shall use its best efforts to consummate a Company Sale by a date that is eight months subsequent to the date on which a Company Sale Notice was delivered to the Company (such subsequent date, the “Company Sale Date”).

(b)           Each Company Stockholder and Outside Stockholder agrees to vote all of its shares of Capital Stock over which such Company Stockholder has voting control and shall take all other necessary or desirable actions within such Company Stockholder’s or Outside Stockholder’s control (whether in such Company Stockholder’s or Outside Stockholder’s capacity as a stockholder, director, member of a board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum, execution of written consents in lieu of meetings and approval of amendments and/or restatements of the Company’s certificate of incorporation or by-laws), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special board, stockholder meetings and approval of amendments and/or restatements of the Company’s certificate of incorporation or by-laws) to approve a Company Sale initiated pursuant to this Section 4.  Kelso may waive, delay or extend the obligations set forth in this Section 4 in writing or it may, by notice to the Company permit the Company to abandon a proposed Company Sale, in which case no Stockholder shall be obligated to take further action with respect to any such abandoned Company Sale.

(c)           Shares of Capital Stock subject to a Company Sale will be included in the Company Sale pursuant hereto and to any agreement with the proposed purchaser relating thereto, on the same terms and subject to the same conditions applicable to the shares of Capital Stock which Kelso and its Affiliates in the Company Sale.  Such terms and conditions shall include, without limitation, (i) the sale consideration (which shall be reduced by the fees and expenses incurred by Kelso and the Company in connection with the Company Sale) and (ii) the provision of information, representations, warranties, covenants and requisite indemnifications, provided, however, that (x) any representations and warranties relating specifically to any Stockholder shall only be made by that Stockholder; (y) any indemnification provided by the Stockholders shall be based on the number of shares of Capital Stock being sold by each Stockholder in the Company Sale either on a several, not joint, basis or solely with recourse to an escrow established for the benefit of the proposed purchaser and (z) the form of consideration to be received by Kelso or any of its Affiliates in connection with the Company Sale may be different from that received by the Non-Kelso Stockholders so long as the per share value of the consideration to be received by Kelso or any of its Affiliates is the same or less than that to be received by the Non-Kelso Stockholders (as reasonably determined by the Board in good faith).  No Non-Kelso Stockholders shall exercise any dissenter’s rights with respect to the consummation of any such Company Sale pursuant to this Section 4.

(d)           Each Non-Kelso Stockholder agrees that he or she will execute such other agreements as Kelso (or any Affiliate of Kelso) may reasonably request in connection with the consummation of a Company Sale and the transactions contemplated thereby, including, without limitation, any purchase, merger or recapitalization agreement, escrow agreement or other ancillary agreements, proxies, written consents in lieu of meetings or waivers of appraisal rights.

5.             Preemptive Rights.  Upon execution hereof, each Non-Kelso Stockholder hereby waives any and all of such Non-Kelso Stockholder’s rights in the nature of preemptive rights, rights of first offer, rights of first refusal or any similar rights to purchase additional shares of the Company’s securities on account of the transactions contemplated by the Subscription Agreement.  Following the date hereof, if the Company proposes to sell, issue or grant any capital stock or other equity securities of the Company or other securities or rights, directly or indirectly convertible into or exercisable or exchangeable for any capital stock or other equity securities of the Company (other than any Excluded Shares), to any Person, each Eligible Stockholder shall have the right, on the same terms and conditions of the proposed sale, issuance or grant and exercisable within 30 days after the Company has sent such Eligible Stockholder notice of such proposed sale, issuance or grant, to purchase a percentage of the shares or securities to be sold, issued or granted equal to such Stockholder’s percentage ownership, on a fully diluted basis (determined as if any out-of-the money rights or securities were not exercised, converted or exchanged), of all shares of Capital Stock prior to such sale, issuance or grant.  If an Eligible Stockholder exercises its preemptive rights, the purchase of shares or securities by such Eligible Stockholder will be governed by and subject to the terms and conditions applicable to the Person who is acquiring the balance of the shares or securities.

6.             Actions to Approve Certain Matters.  (a)  Each Stockholder shall vote all of its shares of Capital Stock over which such Stockholder has voting control and shall take all other necessary or desirable actions within such Stockholder’s control (whether in such Stockholder’s capacity as a stockholder, director, member of a board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum, execution of written consents in lieu of meetings and approval of amendments and/or restatements of the Company’s certificate of incorporation or by-laws), in order to effectuate any or all of the following actions if and when proposed by management of the Company:

(i)            A ten-to-one (10:1) forward split of the Capital Stock.

(ii)           An increase in the number of seats on the Board to seven (7), five (5) of which to be elected by the holders of the Common Stock and two (2) of which to be elected by the holders of Preferred Stock.

(iii)          The amendment of the Company’s Plan of Recapitalization adopted at the meeting of the Company’s shareholders on July 28, 2006 by deleting Section 5 (a) of that Plan, which provides for expiration of the Plan on March 31, 2007 if it has not come into effect by that date, it being understood that all Stockholders shall take all actions necessary so that the Company is recapitalized into a single class of common stock (with shares exchanged on a one for one basis) in connection with any IPO.

(b)           Each Stockholder owning beneficially or of record any Preferred Stock shall vote all of such Stockholder’s shares of Preferred Stock and the Company shall take all necessary and desirable actions within such Stockholder’s control so that KIA may at its election grant or withhold consent on behalf of the Preferred Stock with respect to the matters specified in Section C(c) of the Second Amended and Restated Certificate of Designation for the Preferred Stock (the “Certificate of Designation”).

(c)           In order to secure the obligation of each owner of Preferred Stock to vote its shares of Preferred Stock in accordance with the provisions of paragraph 6(b), each such Stockholder hereby appoints KIA as its true and lawful proxy and attorney-in-fact, with full power of substitution, to vote all of such Person’s shares of Preferred Stock as expressly provided for in paragraph 6(b).  KIA may exercise the irrevocable proxy granted to it hereunder at any time any such Stockholder fails to comply with the provisions of paragraph 6(b).  The proxies and powers granted by each such Stockholder pursuant to this paragraph are coupled with an interest and are given to secure the performance of the obligations under this Agreement.  Such proxies and powers will be irrevocable until the termination of this Agreement and will survive, if applicable, the death, incompetency and disability of each such Stockholder and the holders of each of his or her respective shares of Preferred Stock.

7.             Registration Rights.

7.1           Requests by Kelso.

(a)           Notice of Request.  At any time following the earlier of (i) an initial public offering of the Company’s equity securities and (ii) the four year anniversary of the Closing Date, Kelso shall have the right to request that the Company effect the registration under the Securities Act of all or a portion of the Registrable Securities owned by Kelso, each such request to specify the intended method or methods of disposition thereof (it being understood that the right to request registration on a Shelf Registration Statement shall be governed by Section 7.1(b).  Upon any such request, the Company will promptly, but in any event within 15 days, give written notice of such request to all holders of Registrable Securities and thereupon the Company will, subject to Section 7.5, use its best efforts to effect the prompt registration under the Securities Act of:

(i)            the Registrable Securities which the Company has been so requested to register by Kelso, and

(ii)           all other Registrable Securities which the Company has been requested to register by the holders thereof (whether pursuant to the rights granted to such holders in Section 7.6 or in any other agreement between such holder and the Company) by written request given to the Company by such holders within 15 days after the giving of such written notice by the Company to such holders, all to the extent required to permit the disposition of the Registrable Securities so to be registered in accordance with the intended method or methods of disposition of Kelso.

(b)           Shelf Registration.  The right of Kelso to request a registration of Registrable Securities pursuant to Section 7.1(a) shall include the right from and after the first anniversary of the IPO to request that the Company file a registration statement to permit the requesting holder to sell Registrable Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the Commission) in accordance with the intended method or methods of disposition by such requesting holder (a “Shelf Registration Statement”).  Notwithstanding anything to the contrary herein,

(i)            upon any Shelf Registration Statement having been declared effective, the Company shall use reasonable best efforts to keep such Shelf Registration Statement continuously effective until the earlier of (x) such time as all Registrable Securities that could be sold under such Shelf Registration Statement have been sold or are no longer outstanding and (y) three years from the date of effectiveness;

(ii)           if at any time following the effectiveness of any Shelf Registration Statement, Kelso desires to sell Registrable Securities pursuant thereto, Kelso shall notify the Company of such intent at least ten Business Days prior to any such sale (any such proposed transaction, a “Take-down Transaction”), and the Company thereupon shall, subject to Section 7.1(c), prepare and file within ten

Business Days a prospectus supplement or post-effective amendment to the Shelf Registration Statement, as necessary, to permit the consummation of such Take-down Transaction;

(iii)          upon receipt of notice from Kelso regarding a Take-down Transaction as provided in clause (ii) of this Section 7.1(b), the Company shall immediately deliver notice to any other holders of Registrable Securities whose Registrable Securities have been included in such Shelf Registration Statement and shall permit such holders to participate in such Take-down Transaction (subject to Section 7.5), it being understood, for the avoidance of doubt, that no holder other than Kelso shall have the right to initiate a Take-Down Transaction; and

(iv)          each holder who participates in a Take-Down Transaction shall be deemed through such participation to have represented to the Company that any information previously supplied by such holder, unless modified by such holder by written notice to the Company, remains accurate as of the date of the prospectus supplement or amendment to the Shelf Registration Statement, as applicable.

(c)           Blackout.  Notwithstanding the foregoing, but subject to the rights of holders of Registrable Securities under Section 7.6, (a) if the Board determines in its good faith judgment, after consultation with a firm of nationally recognized underwriters, that a requested registration under this Section 7.1 will have a material and adverse effect on the offering price of a then contemplated IPO, the Company may defer the filing (but not the preparation) of the registration statement which is required to effect such registration during the period starting with the 30th day immediately preceding the date of anticipated filing by the Company of the registration statement and ending on the later of (i) a date 60 days following the effective date of the registration statement relating to such IPO or (ii) such later date (not to exceed 90 days) as may be required by the managing underwriter of the IPO, provided that at all times the Company is in good faith using all reasonable efforts to cause such registration statement to be filed as soon as possible and provided, further, that such period shall end on such earlier date as may be permitted by the underwriters of such underwritten public offering, and (b) if the Company shall at any time (including upon receipt of notice regarding a Take-down Transaction) furnish to Kelso a Material Event Notice, the Company may defer the filing (but not the preparation) of a registration statement (or prospectus supplement or post-effective amendment, as applicable) to be filed pursuant to this Section 7.1 for up to 60 days (but the Company shall use its best efforts to complete the transaction and file the registration statement as soon as possible).

7.2           Request by Non-Kelso Stockholders.

(a)           Notice of Request.  At any time, or from time to time, following the expiration of any and all lock up agreements required by the managing underwriters in an IPO, the Non-Kelso Stockholders shall have the right to request that the Company effect the registration under the Securities Act of all or a portion of the Registrable Securities owned by all the Non-Kelso Stockholders, such request to specify the intended method or methods of disposition thereof (it being understood that the right to request registration on a Shelf Registration Statement shall be governed by Section 7.1(b)), provided that (i) the Non-Kelso Stockholders shall not have the right to request the registration of such Registrable Securities if such registration is not required under the Securities Act to permit the immediate disposition of all such shares on any exchange on which the Capital Stock is listed or on NASDAQ (if the Capital Stock is not listed) pursuant to Rule 144 of the Securities Act or otherwise and (ii) the market value sought to be registered by such Non-Kelso Stockholders shall exceed $25,000,000.  Upon any such request, the Company will use its best efforts to effect the prompt registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by the Non-Kelso Stockholders.  Upon any such request, the Company will promptly, but in any event within 15 days, give written notice of such request to all holders of Registrable Securities and thereupon the Company will, subject to Section 7.5, use its best efforts to effect the prompt registration under the Securities Act of:

(i)            the Registrable Securities which the Company has been so requested to register by the Non-Kelso Stockholders, and

(ii)           all other Registrable Securities which the Company has been requested to register by the holders thereof by written request given to the Company by such holders within 20 days after the giving of such written notice by the Company to such holders, all to the extent required to permit the disposition of the Registrable Securities so to be registered in accordance with the intended method or methods of disposition of the Non-Kelso Stockholders.

(b)           Blackout.  Notwithstanding the foregoing, but subject to the rights of holders of Registrable Securities under Section 7.6, if the Company shall at any time furnish to the Non-Kelso Stockholders a Material Event Notice, the Company may defer the filing (but not the preparation) of a registration statement (or prospectus supplement or post-effective amendment, as applicable) to be filed pursuant to this Section 7.2(b) for up to 60 days (but the Company shall use its best efforts to complete the transaction and file the registration statement as soon as possible).

7.3           Registration Statement Form.  A registration requested pursuant to Section 7.1 shall be effected by the filing of a registration statement on a form agreed to by Kelso.  A registration requested pursuant to Section 7.2 shall be effected by the filing of a registration statement on a form agreed to by the majority of the Capital Stock held by the Non-Kelso Stockholders.

7.4           Expenses.  The Company shall pay all Registration Expenses in connection with any registration requested under Sections 7.1 and 7.2; provided, that each seller of Registrable Securities shall pay all Registration Expenses to the extent required to be paid by such seller under applicable law and all underwriting discounts and commissions and transfer taxes, if any.

7.5           Priority in Demand Registrations.  If a registration pursuant to Section 7.1 or 7.2 (including any Take-down Transaction) involves an underwritten offering, and the managing underwriter (or, in the case of an offering which is not underwritten, a nationally recognized investment banking firm) shall advise the Company in writing (with a copy to each Person requesting registration of Registrable Securities) that, in its opinion, the number of securities requested, and otherwise proposed to be included in such registration, exceeds the number which can be sold in such offering without materially and adversely affecting the offering price, the Company shall include in such registration, to the extent of the number which the Company is so advised can be sold in such offering without such material adverse effect, first, the Registrable Securities of Kelso, the Outside Stockholders and the Company Stockholders, on a pro rata basis (based on the number of shares of Registrable Securities owned by each such Stockholder), and second, the securities, if any, being sold by the Company.  Notwithstanding the foregoing, the Company Stockholders shall not be entitled to participate in any such registration requested by Kelso or the Outside Stockholders (including any Take-down Transaction) to the extent that the managing underwriter (or, in the case of an offering that is not underwritten, a nationally recognized investment banking firm) shall determine in good faith and in writing (with a copy to each affected Person requesting registration of Registrable Securities), that the participation of management would materially and adversely affect the marketability or offering price of the securities being sold in such registration, it being understood that the Company shall include in such registration that number of shares of the Company Stockholders which can be sold in such offering without materially and adversely affecting the marketability or offering price of the other securities to be sold in such registration.  In the event of any such determination under this Section 7.5, the Company shall give the affected holders of Registrable Securities notice of such determination and in lieu of the notice otherwise required under Sections 7.1 or 7.2, as the case may be.

7.6           Incidental Registrations.  If the Company at any time proposes to register any of its equity securities under the Securities Act for its own account (including, but not limited to, a Shelf Registration Statement, but other than pursuant to a registration on Form S-4 or S-8 or any successor form), then the Company shall give prompt written notice to all holders of Registrable Securities regarding such proposed registration.  Upon the written request of any such holder made within 15 days after the receipt of any such notice (which request shall specify the number of Registrable Securities intended to be disposed of by such holder and the intended method or methods of disposition thereof), the Company shall use its best efforts to effect the registration under the Securities Act of such Registrable Securities on a pro rata basis in accordance with such intended method or methods of disposition, provided that:

(a)           (i) the Company shall not include Registrable Securities in such proposed registration to the extent that the Board shall have determined, after consultation with the managing underwriter for such offering, that it would materially and adversely affect the offering price to include any Registrable Securities in such registration and (ii) the Company shall not include Registrable Securities of any Company Stockholder in any proposed registration pursuant to this Section 7.6 to the extent that the managing underwriter (or, in the case of an offering that is not underwritten, a nationally recognized investment banker) shall determine in good faith that the participation of such Company Stockholder would materially and adversely affect the marketability or the offering price of the securities being sold in such registration and provided, further, that in the event of any such determination under clause (i) or (ii), the Company shall give the affected holders of Registrable Securities notice of such determination and in lieu of the notice otherwise required by the first sentence of this Section 7.6;

(b)           if, at any time after giving written notice (pursuant to this Section 7.6)  of its intention to register equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such equity securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, shall not be obligated to register any Registrable Securities in connection with such registration (but shall nevertheless pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of Kelso or the Non-Kelso Stockholders that a registration be effected under Sections 7.1 or 7.2, as the case may be; and

(c)           if in connection with a registration pursuant to this Section 7.6, the managing underwriter of such registration (or, in the case of an offering that is not underwritten, a nationally recognized investment banking firm) shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration thereof) that the number of securities requested and otherwise proposed to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the offering price of the securities being sold in such registration, then in the case of any registration pursuant to this Section 7.6, the Company shall include in such registration to the extent of the number which the Company is so advised can be sold in such offering without such material adverse effect, first, the securities, if any, being sold by the Company, and second, the Registrable Securities of

Kelso, the Outside Stockholders and the Company Stockholders, on a pro rata basis (based on the number of shares of Registrable Securities owned by each such Stockholder).

The Company shall pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 7.6, provided, that each seller of Registrable Securities shall pay all Registration Expenses to the extent required to be paid by such seller under applicable law and all underwriting discounts and commissions and transfer taxes, if any.  No registration effected under this Section 7.6 shall relieve the Company from its obligation to effect registrations under Sections 7.1 and 7.2.

7.7           Registration Procedures.  Subject to Sections 7.1(b) and 7.2(b), if and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to Sections 7.1, 7.2, or 7.6, the Company shall promptly:

(a)           prepare, and as soon as practicable, but in any event within 60 days thereafter, file with the Commission, a registration statement with respect to such Registrable Securities, make all required filings with the NASD and use its best efforts to cause such registration statement to become effective as soon as practicable;

(b)           prepare and promptly file with the Commission such amendments and post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for so long as is required to comply with the provisions of the Securities Act and to complete the disposition of all securities covered by such registration statement in accordance with the intended method or methods of disposition thereof, but (other than in the case of a Shelf Registration Statement) in no event for a period of more than six months after such registration statement becomes effective;

(c)           furnish copies of all documents proposed to be filed with the Commission in connection with such registration to (i) counsel selected by Kelso in the case of a registration pursuant to Section 7.1, and which counsel may also be counsel to the Company, and (ii) each seller of Registrable Securities (or in the case of the initial filing of a registration statement, within five Business Days of such initial filing) and such documents shall be subject to the review of such counsel, provided that the Company shall not file any registration statement or any amendment or post-effective amendment or supplement to such registration statement or the prospectus used in connection therewith to which such counsel shall have reasonably objected on the grounds that such registration statement amendment, supplement or prospectus does not comply (explaining why) in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

(d)           furnish to each seller of Registrable Securities, without charge, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits and documents filed therewith) and such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller in accordance with the intended method or methods of disposition thereof;

(e)           use its best efforts to register or qualify such Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition of such Registrable Securities in such jurisdictions in accordance with the intended method or methods of disposition thereof, provided that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, subject itself to taxation in any jurisdiction wherein it is not so subject, or take any action which would subject it to general service of process in any jurisdiction wherein it is not so subject;

(f)            use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies, authorities or self-regulatory bodies as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof;

(g)           in any underwritten offering, furnish to Kelso and, to the extent such registration is occurring pursuant to Section 7.2, the Non-Kelso Stockholders:

(i)            an opinion of counsel for the Company experienced in securities law matters, dated the effective date of the registration statement (and, if such registration includes an underwritten public offering, the date of the closing under the underwriting agreement), and

(ii)           a “comfort” letter (unless the registration is pursuant to Section 7.6 and such a letter is not otherwise being furnished to the Company), dated the effective date of such registration statement (and if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have issued an audit report on the Company’s financial statements included in the registration statement,

covering such matters as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in underwritten public offerings of securities and such other matters as Kelso may reasonably request;

(h)           notify each seller of any Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event or existence of any fact as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, (i) in the case of a Shelf Registration Statement, if a Stockholder has provided notice of an intent to sell, within five Business Days of such notice and (ii) in the case of any other registration statement hereunder, as promptly as is practicable but in any event, no later than 30 days after such notice (except in the case of clause (i) or (ii) to the extent the Company delivers a Material Event Notice, in which case such period may be up to 60 days but shall end upon public disclosure of the material transaction which necessitated such Material Event Notice), prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(i)            otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement of the Company (in form complying with the provisions of Rule 158 under the Securities Act) covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of such registration statement;

(j)            notify each seller of any Registrable Securities covered by such registration statement (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to such registration statement or to amend or to supplement such prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose and (iv) of the suspension of the qualification of such securities for offering or sale in any jurisdiction, or of the institution of any proceedings for any of such purposes;

(k)           use every reasonable effort to obtain the lifting of any stop order that might be issued suspending the effectiveness of such registration statement at the earliest possible moment;

(l)            use its best efforts (i) (A) to list such Registrable Securities on any securities exchange on which the equity securities of the Company are then listed or, if no such equity securities are then listed, on an exchange selected by the Company, if such listing is then permitted under the rules of such exchange, or (B) if such listing is not practicable, to secure designation of such securities as a NASDAQ “national market system security” within the meaning of Rule 11Aa2-1 under the Exchange Act or, failing that, to secure NASDAQ authorization for such Registrable Securities, and, without limiting the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD, and (ii) to provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement and to instruct such transfer agent (A) to release any stop transfer order with respect to the certificates with respect to the Registrable Securities being sold and (B) to furnish certificates without restrictive legends representing ownership of the shares being sold, in such denominations requested by the sellers of the Registrable Securities or the lead underwriter;

(m)          enter into such agreements and take such other actions as the sellers of Registrable Securities or the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, preparing for, and participating in, such number of “road shows” and all such other customary selling efforts as the underwriters reasonably request in order to expedite or facilitate such disposition;

(n)           furnish to any holder of such Registrable Securities on a confidential basis such information and assistance as such holder may reasonably request in connection with any “due diligence” effort which such seller deems appropriate; and

(o)           use its best efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

As a condition to its registration of Registrable Securities of any prospective seller, the Company may require such seller of any Registrable Securities as to which any registration is being effected to execute powers-of-attorney, custody arrangements and other customary agreements appropriate to facilitate the offering and to furnish to the Company such information regarding such seller, its ownership of Registrable Securities and the disposition of such Registrable Securities as the Company may from time to time reasonably request in writing and as shall be required by law in connection therewith.  Each such holder agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such holder not materially misleading.

The Company agrees not to file or make any amendment to any registration statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus used in connection therewith, which refers to any holder of Registrable Securities, or otherwise identifies any holder of Registrable Securities as the holder of any Registrable Securities, without the consent of such holder, such consent not to be unreasonably withheld or delayed, unless such disclosure is required by law.

By acquisition of Registrable Securities, each holder of such Registrable Securities shall be deemed to have agreed that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 7.7(h), such holder will promptly discontinue such holder’s disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 7.7(h).  If so directed by the Company, each holder of Registrable Securities will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, in such holder’s possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.  In the event that the Company shall give any such notice, the period mentioned in Section 7.7(a) shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 7.7(h).

7.8           Underwritten Offerings.

(a)           Underwriting Agreement.  If requested by the underwriters for any underwritten offering pursuant to a registration requested under Sections 7.1, 7.2, or 7.6 (including any Take-down Transaction), the Company shall enter into an underwriting agreement with the underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the underwriters and to Kelso (unless Kelso is not participating in such registration, in which case, counsel to the Non-Kelso Stockholders).  Any such underwriting agreement shall contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 7.12.  Each holder of Registrable Securities to be distributed by such underwriter who owns 10% or more of the Common Stock (computed on a fully-diluted basis) at the time of such offering and any other holder of Registrable Securities requested by such underwriter shall be a party to such underwriting agreement and may, at such holder’s option, require that any or all of the representations and warranties by, and the agreements on the part of, the Company to and for the benefit of such underwriters be made to and for the benefit of such holder of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall also be conditions precedent to the obligations of such holder of Registrable Securities.  No Stockholder in its capacity as stockholder and/or controlling person (but not in its capacity as director or officer of the Company) shall be required by any underwriting agreement to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, the ownership of such holder’s Registrable Securities and such holder’s intended method or methods of disposition and any other representation required by law or to furnish any indemnity to any Person which is broader than the indemnity furnished by such holder pursuant to Section 7.12(b).

(b)           Selection of Underwriters.  If the Company at any time proposes to register any of its securities under the Securities Act for sale for its own account pursuant to an underwritten offering, the Company will have the right to select the managing underwriter (which shall be of nationally recognized standing) to administer the offering, but if Kelso and its Affiliates at such time own at least 51% of the number of shares of Capital Stock they have acquired, only with the approval of Kelso, such approval not to be unreasonably withheld.  Whenever a registration requested pursuant to Section 7.1(a) is for an underwritten offering, Kelso will have the right to select the managing underwriter (which shall be of nationally recognized standing) to administer the offering, but only with the approval of the Company, such approval not to be unreasonably withheld.

7.9           Holdback Agreements.

(a)           If and whenever the Company proposes to register any of its equity securities under the Securities Act for its own account (other than on Form S-4 or S-8 or any successor form) or is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to Sections 7.1, 7.2, or 7.6, each holder of Registrable Securities agrees by acquisition of such Registrable Securities not to effect any sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, or to request registration under Section 7.1 or 7.2, as the case may be, of any Registrable Securities within seven days prior to and 90 days (unless advised by the managing underwriter that a longer period, not to exceed 180 days, is required, or such shorter period as the managing underwriter for any underwritten offering may agree) after the effective date of the registration statement relating to such registration (the “Trigger Date”), except as part of such registration or unless, in the case of a sale or distribution not involving a public offering, the transferee agrees in writing to be subject to this Section 7.9, even if such Registrable Securities cease to be Registrable Securities upon such transfer; provided that, with respect to any Shelf Registration Statement, the Trigger Date shall be the pricing of any offering made under such registration statement.  If requested by such managing underwriter, each holder of Registrable Securities agrees to execute an agreement to such effect with the Company and consistent with such managing underwriter’s customary form of holdback agreement.

(b)           The Company agrees not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities within seven days prior to and 90 days (or such longer period, not to exceed 180 days, which may be required by the managing underwriter, or such shorter period as the managing underwriter may agree) after the Trigger Date with respect to any registration statement filed pursuant to Section 7.1 or 7.2 (except (i) as part of such registration, (ii) as permitted by any related underwriting agreement, (iii) pursuant to an employee equity compensation plan, or (iv) pursuant to a registration on Form S-4 or S-8 or any successor form); provided that, with respect to any Shelf Registration Statement, the Trigger Date shall be the pricing of any offering made under such registration statement.  In addition, if, and to the extent requested by the managing underwriter, the Company shall use its best efforts to cause each holder (other than any holder already subject to Section 7.9(a)) of its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities, whether outstanding on the date of this Agreement or issued at any time after the date of this Agreement (other than any such securities acquired in a public offering), to agree not to effect any such public sale or distribution of such securities during such period, except as part of any such registration if permitted, and to cause each such holder to enter into an agreement to such effect with the Company and consistent with such managing underwriter’s customary form of holdback agreement.

7.10         Preparation; Reasonable Investigation.  In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Company shall give counsel referred to in clause (c) of Section 7.7 the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and shall give such counsel access to the financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and opportunities to discuss the business of the Company with its officers and the independent public accountants who have issued audit reports on its financial statements in each case as shall be reasonably requested by such counsel in connection with such registration statement.

7.11         No Grant of Future Registration Rights.  The Company shall not grant any other demand or incidental registration rights to any other Person other than by requiring new Stockholders to become parties to this Agreement.

7.12         Indemnification.

(a)           Indemnification by the Company.  In the event of any registration of any Registrable Securities pursuant to this Agreement, the Company shall indemnify, defend and hold harmless (a) each seller of such Registrable Securities, (b) the directors, members, stockholders, officers, partners, employees, agents and Affiliates of such seller, (c) each Person who participates as an underwriter in the offering or sale of such securities and (d) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any of the foregoing against any and all losses, claims, damages or liabilities (or actions or proceedings in respect thereof), jointly or severally, directly or indirectly, based upon or arising out of (i) any untrue statement or alleged untrue statement of a fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or used in connection with the offering of securities covered thereby, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state a fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse each such indemnified party for any legal or any other expenses reasonably incurred by them in connection with enforcing its rights hereunder or under the underwriting agreement entered into in connection with such offering or investigating, preparing, pursuing or defending any such loss, claim, damage, liability, action or proceeding, except insofar as any such loss, claim, damage, liability, action, proceeding or expense arises out of or is based upon an untrue statement or omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such seller expressly for use in the preparation thereof.  Such indemnity shall remain in full force and effect, regardless of any investigation made by such indemnified party and shall survive the transfer of such Registrable Securities by such seller.  If the Company is entitled to, and does, assume the defense of the related action or proceedings provided herein, then the indemnity agreement contained in this Section 7.12(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed).

(b)           Indemnification by the Sellers.  The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Sections 7.1, 7.2 or 7.6 (including any Take-down Transaction) that the Company shall have received an undertaking satisfactory to it from each of the prospective sellers of such Registrable Securities to indemnify and hold harmless, severally, not jointly, in the same manner and to the same extent as set forth in Section 7.12(a), the Company, its directors, officers, employees, agents and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such seller expressly for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement.  Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such Registrable Securities by such seller.  The indemnity agreement contained in this Section 7.12(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of such seller (which consent shall not be unreasonably withheld or delayed).  The indemnity provided by each seller of Registrable Securities under this Section 7.12(b) shall be limited in amount to the net amount of proceeds actually received by such seller from the sale of Registrable Securities pursuant to such registration statement.

(c)                                  Notices of Claims, etc.  Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 7.12, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action or proceeding, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 7.12, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice.  In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate therein and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof except for the reasonable fees and expenses of any counsel retained by such indemnified party to monitor such action or proceeding.  Notwithstanding the foregoing, if such indemnified party reasonably determines, based upon advice of independent counsel, that a conflict of interest may exist between the indemnified party and the indemnifying party with respect to such action and that it is advisable for such indemnified party to be represented by separate counsel, such indemnified party may retain other counsel, reasonably satisfactory to the indemnifying party, to represent such indemnified party, and the indemnifying party shall pay all reasonable fees and expenses of such counsel.  No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of such indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d)                                 Other Indemnification.  Indemnification similar to that specified in the preceding paragraphs of this Section 7.12 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration (other than under the Securities Act) or other qualification of such Registrable Securities under any federal or state law or regulation of any governmental authority.

(e)                                  Indemnification Payments.  Any indemnification required to be made by an indemnifying party pursuant to this Section 7.12 shall be made by periodic payments to the indemnified party during the course of the action or proceeding, as and when bills are received by such indemnifying party with respect to an indemnifiable loss, claim, damage, liability or expense incurred by such indemnified party.

(f)                                    Other Remedies.  If for any reason any indemnification specified in the preceding paragraphs of this Section 7.12 is unavailable, or is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities, actions, proceedings or expenses in such proportion as is appropriate to reflect the relative benefits to and faults of the indemnifying party on the one hand and the indemnified party on the other and the statements or omissions or alleged statements or omissions which resulted in such loss, claim, damage, liability, action, proceeding or expense, as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statements or omissions.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  Notwithstanding the other provisions of this Section 7.12, in respect of any claim for indemnification pursuant to this Section 7.12, no indemnifying party (other than the Company) shall be required to contribute pursuant to this Section 7.12(f) any amount in excess of (a) the net proceeds received and retained by such indemnifying party from the sale of its Registrable Securities covered by the applicable registration statement, preliminary prospectus, final prospectus, or supplement or amendment thereto, filed pursuant hereto minus (b) any amounts previously paid by such indemnifying party pursuant to this Section 7.12 in respect of such claim, it being understood that insofar as such net proceeds have been distributed by any indemnifying party to its partners, stockholders or members, the amount of such indemnifying party’s contribution hereunder shall be limited to the net proceeds which it actually recovers from its partners, stockholders or members based upon their relative fault and that to the extent that such indemnifying party has not distributed such net proceeds, the amount such indemnifying party’s contribution hereunder shall be limited by the percentage of such net proceeds which corresponds to the percentage equity interests in such indemnifying party held by those of its partners, stockholders or members who have been determined to be at fault.  No party shall be liable for contribution under this Section 7.12(f) except to the extent and under such circumstances as such party would have been liable for indemnification under this Section 7.12 if such indemnification were enforceable under applicable law.

8.                                       Stock Certificate Legend.  A copy of this Agreement shall be filed with the Secretary of the Company and kept with the records of the Company.  Each certificate representing shares of Capital Stock owned by the Stockholders shall bear upon its face the following legends, as appropriate:

(a)                                  “THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL TO THE STOCKHOLDER, WHICH COUNSEL MUST BE, AND THE FORM AND SUBSTANCE OF WHICH OPINION ARE, SATISFACTORY TO THE ISSUER, SUCH OFFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE ACT, SUCH LAWS AND THE STOCKHOLDERS AGREEMENT OF THE ISSUER, DATED AS OF NOVEMBER 30, 2006 (THE “STOCKHOLDERS AGREEMENT”).”

(b)                                 THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER CONDITIONS, AS SPECIFIED IN THE STOCKHOLDERS AGREEMENT, COPIES OF WHICH ARE ON FILE AT THE OFFICE OF THE ISSUER AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF SUCH SHARES UPON WRITTEN REQUEST.”

In addition, certificates representing shares of Capital Stock owned by residents of certain states shall bear any legends required by the laws of such states.

All Stockholders shall be bound by the requirements of such legends.  Upon a Registration of any shares of Capital Stock, the certificate representing the registered shares shall be replaced, at the expense of the Company, with certificates not bearing the legends required by clauses (a) and (b) of this Section 8.

9.                                       Covenants; Representations and Warranties.

9.1                                 New Stockholders.  Each of the Stockholders hereby agrees that any Person who after the date of this Agreement is offered shares of any class or series of Capital Stock or holds stock options exercisable into shares of Common Stock shall, as a condition precedent to the acquisition of such shares of Common Stock or the exercise of such stock options, as the case may be, become a party to this Agreement by executing a signature page to the same.  Upon such execution and delivery, such person shall be a Company Stockholder or an Outside Stockholder hereunder (as determined by the Board based on such Person’s relationship to the Company) for all purposes of this Agreement Company shall amend the Schedules to this Agreement accordingly.

9.2                                 No Other Arrangements or Agreements.  Each Stockholder hereby represents and warrants to the Company and to each other Stockholder that, except for this Agreement, and in the case of any affected Company Stockholder, any stock option agreement of the Company applicable to such Company Stockholder, he or she is not bound by any other arrangements or agreements of any kind with any other party with respect to the shares of Capital Stock, including, but not limited to, arrangements or agreements with respect to the acquisition or disposition of Capital Stock or any interest therein or the voting of shares of Capital Stock (whether or not such agreements and arrangements are with the Company or any of its subsidiaries, or other Stockholders) and each Non-Kelso Stockholder agrees that, except as expressly permitted under this Agreement, prior to an IPO he or she will not enter into any such other arrangements or agreements.

9.3                                 Additional Representations and Warranties.  Each Stockholder represents and warrants to the Company and each other Stockholder that:

(a)                                  such Stockholder has the power, authority and capacity (or, in the case of any Stockholder that is a corporation, limited liability company or limited partnership, all corporate limited liability company or limited partnership power and authority, as the case may be) to execute, deliver and perform this Agreement;

(b)                                 in the case of a Stockholder that is a corporation, limited liability company or limited partnership, the execution, delivery and performance of this

Agreement by such Stockholder has been duly and validly authorized and approved by all necessary corporate, limited liability company or limited partnership action, as the case may be;

(c)                                  this Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and legally binding obligation of such Stockholder, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors’ rights generally and general principles of equity; and

(d)                                 the execution, delivery and performance of this Agreement by such Stockholder does not and will not violate the terms of or result in the acceleration of any obligation under (i) any material contract, commitment or other material instrument to which such Stockholder is a party or by which such Stockholder is bound or (ii) in the case of a Stockholder that is a corporation, limited liability company or limited partnership, the certificate of incorporation and the by-laws, the certificate of formation and the limited liability company agreement, or the certificate of limited partnership and the limited partnership agreement, as the case may be.

10.                                 Amendment and Modification.  This Agreement may not be amended, modified or supplemented without the prior written consent of a majority in interest of the Stockholders (based on the aggregate number of shares of Capital Stock owned by the Stockholders at the time of such amendment, modification or supplement) and, if any amendment, modification or supplement shall treat any Stockholder adversely and differently from other holders of the class of Capital Stock held by such Stockholder, the consent of such Stockholder.  The Company shall notify all Stockholders promptly after any such amendment, modification or supplement shall have taken effect.

11.                                 Parties.

11.1                           Assignment Generally.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns, provided that such assignment shall only occur with a Transfer of shares that complies with the terms of this Agreement.

11.2                           Termination.

(a)                                  Any Stockholder who ceases to own shares of Capital Stock or any interest therein, shall cease to be a party to, or Person who is subject to, this Agreement and thereafter shall have no rights or obligations hereunder, provided, however, that a Transfer of shares of Capital Stock not explicitly permitted under this Agreement shall not relieve Stockholder of any of his or her obligations hereunder.

(b)                                 All rights and obligations pursuant to this Agreement other than pursuant to Section 7 and related provisions of this Agreement shall terminate upon the occurrence of an IPO and the rights and obligations under Section 1 shall also terminate upon Kelso’s Transfer to a Third Party Investor of more than 50% of the Preferred Stock it has purchases pursuant to the Subscription Agreement.

11.3                           Agreements to Be Bound.  Notwithstanding anything to the contrary contained in this Agreement, any Transfer of shares by a Non-Kelso Stockholder (the “Transferor”) (other than pursuant to a Registration) shall be permitted under the terms of this Agreement only if the transferee of such Transferor (the “Transferee”) shall agree in writing to be bound by the terms and conditions of this Agreement pursuant to an instrument of assumption reasonably satisfactory in substance and form to the Company, and in the case of a Transferee of a Company Stockholder who resides in a state with a community property system, such Transferee causes his or her spouse, if any, to execute a spousal waiver.  Upon the execution of the instrument of assumption by such Transferee and, if applicable, the spousal waiver by the spouse of such Transferee, such Transferee shall enjoy all of the rights and shall be subject to all of the restrictions and obligations of the Transferor of such Transferee.

12.                                 Recapitalizations, Exchanges, etc.  Except as otherwise provided herein, the provisions of this Agreement shall apply to the full extent set forth herein with respect to (a) the shares of Capital Stock and (b) any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution for the shares of Capital Stock, by reason of any stock dividend, split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise.  All share numbers and percentages shall be proportionately adjusted to reflect any stock split, stock dividend or other subdivision or combination effected after the date hereof.

13.                                 No Third Party Beneficiaries.  Except as otherwise provided herein, this Agreement is not intended to confer upon any Person, except for the parties hereto, any rights or remedies hereunder.

14.                                 Further Assurances.  Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto or Person subject hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

15.                                 Governing Law.  This Agreement and the rights and obligations of the parties hereunder and the Persons subject hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, without giving effect to the choice of law principles thereof.

16.                                 Invalidity of Provision.  The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

17.                                 Waiver.  Waiver by any party hereto of any breach or default by the other party of any of the terms of this Agreement shall not operate as a waiver of any other breach or default, whether similar to or different from the breach or default waived.  No waiver of any provision of this Agreement shall be implied from any course of dealing between the parties hereto or from any failure by either party to assert its or his or her rights hereunder on any occasion or series of occasions.

18.                                 Notices.  All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed, certified or registered mail with postage prepaid, (c) sent by next-day or overnight mail or delivery or (d) sent by fax, as follows (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

(i)                                     If to the Company:

Global Geophysical Services, Inc.

3535 Briarpark, Suite 200

Houston TX 77042

Fax: (713) 979-1560

Attention: Craig Murrin, Esq.

Vice President, Secretary & General Counsel

with a copy (which shall not constitute notice) to:

Haynes and Boone, L.L.P.

1221 McKinney Street, Suite 2100

Houston, Texas 77010

Fax: (713) 236-5540

Attention: Bryce D. Linsenmayer, Esq.

and with a copy to Kelso (which shall not constitute notice) at its address set forth below.

(ii)                                  If to a Company Stockholder, to his or her attention at:

c/o Global Geophysical Services, Inc.

3535 Briarpark, Suite 200

Houston TX 77042

Fax: (713) 979-1560

(iii)                               If to [name of Outside Stockholder], to it at:

[                                              ]

[                                              ]

[                                              ]

Fax:

Attention:

(iv)                              If to Kelso, to it at:

Kelso & Company

320 Park Avenue, 24th Floor

New York, New York 10022

Fax:  212-223-2379

Attention:  James Connors, Esq.

Managing Director & General Counsel

All such notices, requests, demands, waivers and other communications shall be deemed to have been received if by (w) personal delivery, on the day delivered, (x) certified or registered mail, on the fifth business day after the mailing thereof, (y) next-day or overnight mail or delivery, on the day delivered, or (z) fax, on the day delivered, provided that such delivery is confirmed.

19.                                 Headings.  The headings to sections in this Agreement are for the convenience of the parties only and shall not control or affect the meaning or construction of any provision hereof.

20.                                 Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

21.                                 Entire Agreement.  This Agreement, the Stock Subscription Agreement and, in the case of any affected Company Stockholder, any employment agreement with the Company and any stock option agreement of the Company applicable to such Company Stockholder, constitute the entire agreement and understanding of the parties hereto with respect to the matters referred to herein.  This Agreement and the agreements referred to in the preceding sentence supersede all prior agreements and understandings among the parties with respect to such matters.  Without limiting the generality of the foregoing, this Agreement supersedes all rights and obligations under any prior investor rights agreement or stockholders agreement.  There are no representations, warranties, promises, inducements, covenants or undertakings relating to the shares of Capital Stock other than those expressly set forth or referred to herein or in the agreements referred to in the first sentence of this Section 21.

22.                                 Injunctive Relief.  The shares of Capital Stock cannot readily be purchased or sold in the open market, and for that reason, among others, the Company and the Stockholders will be irreparably damaged in the event this Agreement is not specifically enforced.  Each of the parties therefore agrees that in the event of a breach of any provision of this Agreement, the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of this Agreement.  Such remedies shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the Company or any Stockholder may have.  Each Stockholder hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts in New York for the purposes of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof.  Each Stockholder hereby consents to service of process made in accordance with Section 18.

23.                                 Involuntary Transfers.   Any transfer of title or beneficial ownership of shares of Capital Stock upon default, foreclosure, forfeit, divorce, court order or otherwise than by a voluntary decision on the part of a Stockholder (each, an “Involuntary Transfer”) shall be void unless the Stockholder complies with this Section 23 and enables the Company to exercise in full its rights hereunder.  Upon any Involuntary Transfer, the Company shall have the right to purchase such shares pursuant to this Section 23 and the person or entity to whom such shares have been Transferred (the “Involuntary Transferee”) shall have the obligation to sell such shares in accordance with this Section 23.  Upon the Involuntary Transfer of any shares of Capital Stock, such Stockholder shall promptly (but in no event later than two days after such Involuntary Transfer) furnish written notice to the Company indicating that the Involuntary Transfer has occurred, specifying the name of the Involuntary Transferee, giving a detailed description of the circumstances giving rise to, and stating the legal basis for, the Involuntary Transfer.  Upon the receipt of such notice, and for 60 days thereafter, the Company shall have the right to purchase, and the Involuntary Transferee shall have the obligation to sell, all (but not less than all) of the shares of Capital Stock acquired by the Involuntary Transferee for a purchase price equal to the lesser of (i) the Fair Market Value of such shares of Common Stock , (ii) the Carrying Value of such shares of Common Stock; provided that the excess, if any, of the purchase price so determined over the amount of such indebtedness or other liability that gave rise to the Involuntary Transfer shall be paid directly to the Stockholder and not to the Involuntary Transferee.

24.                                 Defined Terms.  As used in this Agreement, the following terms shall have the meanings ascribed to them below:

Affiliate:  with respect to any Person, (i) any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person, for so long as such Person remains so associated to the specified Person or (ii) in the case of a natural Person, any Family of such or any Person that directly, or indirectly through one or more intermediaries, is controlled by or is under common control with such Family.

Board:  the board of directors of the Company.

Capital Stock:  the Common Stock and the Preferred Stock.

Carrying Value:  with respect to any share of Capital Stock being purchased by the Company shall be equal to the price paid by the selling Stockholder for any such share less the amount of dividends and other distributions paid in respect of such share.

Closing:  the “Closing” shall mean the closing of the “First Subscription” by Kelso under the terms of the Subscription Agreement.

Commission:  the Securities and Exchange Commission.

Common Stock:  the Class A Common Stock of the Company, par value $.01 per share and the Class B Common Stock of the Company, par value $.01 per share.

Company Sale:  a sale, conveyance or other disposition of the Company, whether by merger, consolidation, sale of all or substantially all of the Company’s assets or sale of capital stock, including any issuance or transfer of Capital Stock of the Company to any Person.

Company Sale Process:  a process reasonably designed to solicit for the benefit of the Company and all of its stockholders offers from third parties who wish to acquire the Company or its assets in a transaction that would constitute a Company Sale, it being understood that, notwithstanding anything herein to the contrary, such process shall include the engagement of investment bankers or other financial advisors and the provision of access to personnel and information in a manner that is customary for such transactions.

Eligible Stockholder:  Any Stockholder that holds, collectively with its Affiliates, more than 50,000 shares of Capital Stock.

Excluded Shares:  “Exempted Securities” as defined in the Certificate of Designation.

Fair Market Value:  with respect to any share of Capital Stock means (i) the fair market value of the entire Capital Stock equity interest of the Company taken as a whole, without additional premiums for control or discounts for minority interests or restrictions on transfer, divided by (ii) the number of outstanding shares of Capital Stock, calculated on a fully-diluted basis, as determined by the most recent appraisal conducted by the Company with respect to its equity, provided that if such most recent appraisal is more than a year old, as determined by an independent appraiser that will be retained by the Company for this purpose.

Family:  with respect to any natural Person, his or her spouse, siblings and lineal descendants and ascendants, such siblings’ lineal descendants and lineal ascendants, such siblings’ lineal descendants’ and lineal ascendants’ respective spouses, any estate planning vehicle solely for such Persons.

IPO:  a “Qualified Public Offering” as defined in the Certificate of Designation.

Material Event Notice:  a certificate signed by the President of the Company stating that the Company has pending or in process as of the date of such certificate a material transaction (including, but not limited to, a financing transaction), the disclosure of which would, in the good faith judgment of the Board, materially and adversely affect the Company.

Person:  an individual, corporation, partnership, limited liability company, joint venture, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

Preferred Stock:  the Series A Convertible Preferred Stock, par value $.01 per share.

Registrable Securities:  the shares of Capital Stock beneficially owned (within the meaning of Rule 13d-3 of the Exchange Act) by the Stockholders, except, for any shares of Capital Stock beneficially owned by a Company Stockholder that (i) were issued to such Company Stockholder pursuant to an effective registration statement under the Securities Act on Form S-8 or (ii) may be sold by such Company Stockholder pursuant to Rule 144(k) under the Securities Act.  As to any particular shares of Capital Stock, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) a registration statement on Form S-8 with respect to the sale of such securities shall have become effective under the Securities Act, (iii) they shall have been sold to the public pursuant to Rule 144 under the Securities Act, (iv) they shall have been otherwise transferred and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force or (v) they shall have ceased to be outstanding.  Any and all shares of Capital Stock which may be issued in respect of, in exchange for, or in substitution for any Registrable Securities, whether by reason of any stock split, stock dividend, reverse stock split, recapitalization, combination or otherwise, shall also be “Registrable Securities” hereunder.

Registration:  the closing of a public offering pursuant to an effective registration statement under the Securities Act.

Securities Act:  the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder which shall be in effect at the time.

Subscription Agreement:  the Subscription Agreement, dated as of November 21, 2006 by and among KIA, KEP and the Company.

Subsidiary:  any corporation a majority of whose outstanding voting securities is owned, directly or indirectly, by the Company.

Third Party Investor:  any Person other than an Affiliate of Kelso.

Transfer:  any direct or indirect sale, assignment, mortgage, transfer, pledge, hypothecation or other disposal.

IN WITNESS WHEREOF this Agreement has been signed by each of the parties hereto, and shall be effective as of the date first above written.

COMPANY:

GLOBAL GEOPHYSICAL SERVICES, INC.

By:
Name:
Title:

KELSO:

KELSO INVESTMENT ASSOCIATES VI, L.P.

By:	Kelso GP VI, LLC.,
its general partner

By:
Name:
Title: Managing Member

KEP VI, LLC

By:
Name:
Title: Managing Member

NON-KELSO STOCKHOLDERS:

COMPANY STOCKHOLDERS:

Duncan W. Riley, Jr.

Heidi Brown

John Degner

Larry Doudna

Maurice Flynn

Oscar Ortega

Richard A. Degner

Thomas J. Fleure

Vlad Vanovac

William Parker

Craig A. Lindberg

Craig M. Murrin

Edward Newberry

Jeff Howell

John Schneider

Kirk Girouard

Robin Guscette

Terry Sadler

Steve Hammond

OUTSIDE STOCKHOLDERS:

Alan Smith

Alta Jacobs

THE ARVIND SANGER TWO-YEAR (GLOBAL GEOPHYSICAL SERVICES, INC.) ANNUITY TRUST

By:
Name: Arvind Sanger, Trustee

ASLAN CAPITAL MASTER FUND, LP

By:
Name:
Title:

CCR FAMILY TRUST

By:
Name: Charles Ramsey, Trustee

Charles G.Lindberg

Clive Richards

Cordelia Degner

Damir S. Skerl

Dan Scheffer

Darren Gosda

Donalda Cochrane

ECLETO PARTNERS, L.P. by

ECLETO PARTNERS MANAGEMENT, L.L.C.

John Russell, Member and Manager

ENTEX PARTNERS

By:
Name:
Title:

Gary Weiss

GREG SMITH TRUST

By:
Trustee:

Heidi Brown

Jerry Houlton

Jim Copp

Jim Henning

Jim Payne

JIM PAYNE GRANDCHILDREN TRUST

By:
Jim Payne, Trustee

J&K EQUITY PARTNERS LP

By:
Name:
Title:

Joanne Seale Wilson

James Drummond

Joe Chatoor

John Houlton

Jorge Estrada M.

JR RUSSELL II TRUST OF 2006

By:
John R. Russell, Trustee

Judy O’Donnell

Jun Lu

Ken Juncker

Kurt Griskonis

Larry Doudna

Margaret English

Mark Magness

Maurice Flynn

Michael Copp

Mike Forrest

NEEB TRUST

By:
Name:
Title:

Randy Newcomber, Jr.

NU DIVERSE LP

By:
Name:
Title:

Oscar T Ortgega, Sr.

Pamela Kelly

Peter Knox

Randy Newcomer

Ron Crooner

Ross Fruin

Ross MacDonald

Ross Sandul

Scott Brown

Shirley Brown

Steve Falko

Steve Magnani

Steve Primeau

THERESA FOSSIER TRUST OF 2006

By:
Name:
Title:

Tom Fleure

Vernon Dovich

Vlad Vanovac

Walter Wilson

Yanping Zhang

NANCY WILSON FAMILY TRUST

By:
Walter Wilson, Trustee

Joane Seale Wilson

WAYZATA INVESTMENT PARTNERS LLC

By:
Blake M. Carlson, Partner

TREATY OAK ACORN FUND, LP

By:
Name:
Title:

TREATY OAK IRONWOOD, LTD.

By:
Name:
Title:

TREATY OAK MASTER FUND, LP

By:
Name:
Title:

Company and Outside Stockholders as of November 30, 2006

Schedule A

Company Stockholders	Addresses	City	State	Postal Code	Province	Country
Duncan Riley	3535 Briarpark Dr., Ste. 200	Houston	Texas	77042		USA
Heidi Brown	3535 Briarpark Dr., Ste. 200	Houston	Texas	77042		USA
John Degner	3535 Briarpark Dr., Ste. 200	Houston	Texas	77042		USA
Larry Doudna	3535 Briarpark Dr., Ste. 200	Houston	Texas	77042		USA
Maurice Flynn	3535 Briarpark Dr., Ste. 200	Houston	Texas	77042		USA
Richard Degner	3535 Briarpark Dr., Ste. 200	Houston	Texas	77042		USA
Tin Fleure	3535 Briarpark Dr., Ste. 200	Houston	Texas	77042		USA
Vlad Vanovac	3535 Briarpark Dr., Ste. 200	Houston	Texas	77042		USA
William Parker	3535 Briarpark Dr., Ste. 200	Houston	Texas	77042		USA
Craig A. Lindberg	3535 Briarpark Dr., Ste. 200	Houston	Texas	77042		USA
Craig M. Murrin	3535 Briarpark Dr., Ste. 200	Houston	Texas	77042		USA
Edward Newberry	3535 Briarpark Dr., Ste. 200	Houston	Texas	77042		USA

Company Stockholders	Addresses	City	State	Postal Code	Province	Country
Jeff Howell	3535 Briarpark Dr., Ste. 200	Houston	Texas	77042		USA
John Schneider	3535 Briarpark Dr., Ste. 200	Houston	Texas	77042		USA
Kirk Girouard	3535 Briarpark Dr., Ste. 200	Houston	Texas	77042		USA
Robin Guscette	3535 Briarpark Dr., Ste. 200	Houston	Texas	77042		USA
Terry Sadler	3535 Briarpark Dr., Ste. 200	Houston	Texas	77042		USA
Steve Hammond	3535 Briarpark Dr., Ste. 200	Houston	Texas	77042		USA

Schedule B

Outside Stockholders
Alan Smith	777 Walker St., Ste. 2530	Houston	TX	77002
Atla Jacobs	4021 Willow View Drive	Lake in the Hills	IL	60156-4676
The Arvind Sanger Two Year (Global Geophysical Services, Inc.) Annuity Trust	540 Madison Ave., 8th Fl.	New York	NY	10022
Asian Capital Master Fund, LP	375 Park Avenue, Ste. 1903	New York	NY	10152
CCR Family Trust (Charles Ramsey)	3374 Plantation Point	Athens	TX	75752
Charles Lindberg	RR3, Box 763	Crockett	TX	75835
Clive Richards	40 Great James Street	London		WC1N 3HB		England

Company Stockholders	Addresses	City	State	Postal Code	Province	Country
Cordelia Degner	142 Windvane Ln.	Carlsbad	CA	92011
Damir Sken	702 Last Arrow	Houston	TX	77079
Dan Scheffer	3727 Georgetown St.	Houston	TX	77005
Darren Gosda	2922 Shirewood Lane	Houston	TX	77082
Donalda Cochrane	Site #1, RR#1, Comp 6	Fort St. John		V1J 4M6	B.C.	Canada
Ecleto Partners (John Russell)	13537 FM 887	Gillett	TX	78116
Entex Partners	4755 Alpine Dr., Ste. 100	Stafford	TX	77477
Gary Weiss	4755 Alpine Dr., Ste. 100	Stafford	TX	77477
Greg Smith Trust	2615 Fairfield St	San Diego	CA	92110
Jerry Houlton	5370 62nd Ave. S.	St. Petersburg	FL	33715
Robert (Jim) Copp	1414 Arbor Court	Leucadia	CA	92024
Jim Hennig	19217 Beck Rd.	Union	IL	60180
Jim Payne	31 Pinewold Circle	Houston	TX	77056
Payne 2004 Grandchildren Trust	17303 E. Single Rose Ct.	Cypress	TX	77429
J&K Equity Partners LP	18 Storm Mist Place	The Woodlands	TX	77381
Joanne Seale Wilson	2225 Devonshire	Houston	TX	77019
James Drummond	320 Branard	Houston	TX	77006
Joe Chatoor	18 Goodwood Ridge, Goodwood Park, St. James Place	Port of Spain				Trinidad
John Houlton	2490 Pinellas Pt. Dr. S.	St. Petersburg	FL	33712
Jorge Estrada	Marcelo T. Alvear 636 6th Fl.	Buenos Aries		1058		Argentina
JR Russell II Trust of 2006	13537 FM 887	Gillett	TX	78116
Judy O’Donnell	AM Kohlerwald 18	Otterberg		67697		Germany
Jun Lu	2320 Stanley Ave.	Signal Hill	CA	90755

Company Stockholders	Addresses	City	State	Postal Code	Province	Country
Ken Juncker	631 Locust Street	Vernon	IN	47620
Kurt Griskonis	11517 Westview Parkway	San Diego	CA	92126
Margaret English	1825 Carolyn Dr.	Chula Vista	CA	91913-2636
Mark Magness	6212 Doliver	Houston	TX	77057
Michael Copp	649 Margarita Ave. (619) 435-3185	Coronado	CA	92118-2320
Mike Forrest	6115 Waggoner Dr.	Dallas	TX	75230
Neeb Trust	100 Friendly Circle	Georgetown	TX	78628
NU Diverse LP
Oscar Ortega	1915 Deaf Smith	Richmond	TX	77469
Pamela Kelly	12710 Kingsride Lane	Houston	TX	77024
Peter Knox	7 St. Jude Close	Englefield Green		TW20, ODE	Surrey	England
Randy Newcomer, Jr.	One Allen Center, 500 Dallas St., Ste 2835	Houston	TX	77002
Ron Crooner (Attn: Mohini Cooner)	8574 Hunters Creek Dr., N.	Jacksonville	FL	32265
Ross Fruin	14015 Hemmingsen Rd.	Huntley	IL	60142
Ross MacDonald	1309 Marshall	Houston	TX	77006
Ross Sandul	10953 Caminito Tierra	San Diego	CA	92131
Scott Brown	11 Wild Oak Circle	Houston	TX	77005
Shirley Brown	Box 262	Grand Prairie		T8V 3V4	Alberta	Canada
Steve Fialko	1825 Carolyn Dr.	Chula Vista	CA	91913-2636
Steve Magnani	366 Grapevine Rd.	Vista	CA	92083
Steve Primeau	114 Waterford Way	The Woodlands	TX	77356
Theresa Fossier Trust of 2006	3117 Rocky Mountain Dr.	Plana	TX	75025
Treaty Oak Capital Master Fund, LP	301 Congress Ave., Ste. 520	Austin	TX	78701

Company Stockholders	Addresses	City	State	Postal Code	Province	Country
Treaty Oak Acom Fund, LP	301 Congress Ave., Ste. 520	Austin	TX	78701
Treaty Oak Ironwood, Ltd.	301 Congress Ave., Ste. 520	Austin	TX	78701
Vernon Dovich	13559 Vista Sage Lane	Jamul	CA	91935-3023
Nancy Wilson Family Trust	2001 Kirby Dr., Ste. 1107	Houston	TX	77019-6033
Walter Wilson	2001 Kirby Dr., Ste. 1107	Houston	TX	77019-6033
Wayzata Opportunities	701 East Lake Street	Wayzata	MN	55391
Yanping Zhang	8528 Galway place	San Diego	CA	92129